BENNETT GROUP OF FUNDS

Supplement dated May 15, 2012
to the Prospectus and Statement of Additional Information dated May 13, 2011
(amended and restated as of November 22, 2011)

The Bennett Group of Funds Board of Trustees has adopted a Plan of Liquidation to cease operations of the Bennett Moderate Fund and the Bennett Aggressive Growth Fund (each, a “Liquidating Fund”).  The liquidation is expected to be completed prior to May 30, 2012.

Each Liquidating Fund will be closed to new investors effective May 15, 2012.  After May 15, 2012, if you sell all of a Liquidating Fund’s shares in your account, the account will be closed and you will not be able to buy additional shares of the Liquidating Fund or reopen your account.  Shareholders may sell a Liquidating Fund’s shares at any time prior to the liquidation date.  Procedures for selling your shares, including reinvested distributions, are contained in the “How to Sell Shares” section of the Liquidating Funds’ Prospectus.

Any shareholders that have not sold their shares of a Liquidating Fund prior to the liquidation date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

All holdings in each Liquidating Fund’s portfolio are being liquidated.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS:
If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of a Liquidating Fund’s shares.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.